Exhibit 10.30

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of the 26th day of March, 2021, by and between (a) Bionik Laboratories Corp., a Delaware corporation (the “Company”), Bionik Inc., a Massachusetts corporation and a wholly-owned subsidiary of the Company (“US Sub”) and Bionik Laboratories Inc., a Canada corporation and a wholly-owned indirect subsidiary of the Company (“Canada Sub”), on the one hand, and (b) RGD INVESTISSEMENTS, a French corporation having an office at Paris (75008), France, 46 rue Pierre Charron, and registered under the number 489 878 884 RCS PARIS (the “Purchaser”), on the other hand.

WHEREAS, the Purchaser is the owner of certain credits of US Sub and Canada Sub and wishes to make an investment in the Company pursuant to the terms and conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the promises, stipulations and considerations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.             Purchase and Sale of Securities.

1.1.          Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser, at and as of the date hereof, 135,560 shares (collectively, the “Shares”) of the Common Stock, par value $0.001 per share, of the Company.

1.2.          Purchase Price. The purchase price for the Shares shall be the forgiveness and satisfaction in full by the Purchaser of an aggregate of (a) US$61,667.00 of wage liabilities of the US Sub and (b) US$277,237.00 of wage liabilities of the Canada Sub (collectively, the “Liabilities”), which Liabilities are reflected in the consolidated balance sheet and other financial statements of the Company. The Liabilities have been acquired by the Purchaser on the date hereof pursuant to those certain Credit Assignment Agreements with Eric Dusseux and Loren Wass, and in each such case as are defined as “Credits” and “Obligations” in each of such Credit Assignment Agreements.

1.3.          Satisfaction of Credits. By signing this Agreement and upon the issuance of the Shares, the Purchaser, directly and indirectly, on behalf of himself and his affiliated entities, his agents, heirs, successors and/or assigns, does hereby (a) acknowledge PAYMENT IN FULL of the Liabilities, Credits and the Obligations and all obligations arising therefrom, and (b) release, acquit and forever discharge the Company, its direct and indirect subsidiaries (including the US Sub and the Canada Sub, and their respective successors and assigns, of and from any and all actions, causes of action, claims, demands, costs, expenses and compensation on account of or in any way arising out the Liabilities, Credits and the Obligations.

1.4.          Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

(a)           “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

(b)           “Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.             Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof, except as otherwise indicated.

2.1           Organization, Good Standing, Corporate Power and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted.

2.2           Authorization. All corporate action required to be taken by the Company’s Board of Directors in order to authorize the Company to enter into this Agreement, and to issue the Shares, has been taken. All action on the part of the officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement, and the issuance and delivery of the Shares, have been taken prior to the date hereof. This Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.3           Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws and liens or encumbrances created by or imposed by the Purchaser. Assuming the accuracy of the representations of the Purchaser in Section 3 of this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws.

2.4           Disclosure. The Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

3.             Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company, as of the date hereof, that:

3.1           Organization, Good Standing, Corporate Power and Qualification. The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of organization and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

3.2           Authorization. All action required to be taken by the Purchaser’s Board of Directors or corresponding governing body in order to authorize the Company to enter into this Agreement and consummate the transactions contemplated herein, has been taken. All action on the part of the officers of the Purchaser necessary for the execution and delivery of this Agreement and the performance of all obligations of the Company under this Agreement, have been taken prior to the date hereof. This Agreement, when executed and delivered by the Purchaser, shall constitute valid and legally binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.3           Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to the Shares. The Purchaser has not been formed for the specific purpose of acquiring the Shares.

3.4           Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management and has had an opportunity to review the Company’s facilities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Purchaser to rely thereon.

3.5           Restricted Securities. The Purchaser understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares (which may be 6 months or a year), and on requirements relating to the Company which are outside of the Purchaser’s control (such as whether the Company is public and whether it was ever involved in a “reverse merger” or similar transaction), and which the Company is under no obligation and may not be able to satisfy.

3.6           Legends. The Purchaser understands that the Shares shall be notated with the following legend or a legend substantively similar:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

3.7           Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

4.             Miscellaneous.

4.1           Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Purchaser or the Company.

4.2           Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.3           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4.4           Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.5           Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or, or to such e-mail address, or address as subsequently modified by written notice given in accordance with this Subsection 4.5.

4.6           Amendments and Waivers. Any term of this Agreement may be amended, terminated or waived only with the written consent of the Company and the Purchaser.

4.7           Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

4.8           Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

4.9           Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

4.10         Governing Law; Dispute Resolution. This Agreement shall be governed by the internal law of the State of Delaware without regard to the choice of law provisions of any jurisdiction. Each party hereto irrevocably submits to the exclusive jurisdiction of the state or federal courts located in the State of Delaware for the purposes of any action or claim arising out of this Agreement or any transaction contemplated hereby, and agrees to commence any such action or claim only in such courts. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth herein shall be effective service of process for any such action or claim. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action or claim arising out of this Agreement or the transactions contemplated hereby in such courts, and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action or claim brought in any such court has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

4.11         Further Assurances. Each of the parties hereto shall, from time to time at the request of the other party, furnish the other party such further information or assurances, execute and deliver such additional documents, instruments and conveyances, and take such other actions and do such other things, as may be reasonably necessary or appropriate to carry out the provisions of this Agreement and give effect to the transactions contemplated hereby and thereby.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the date first written above.

COMPANY:

BIONIK LABORATORIES CORP.

By:	/s/ Rich Russo Jr.
Name: Rich Russo Jr.
Title: CFO

US SUB:

BIONIK INC.

By:	/s/ Rich Russo Jr.
Name: Rich Russo Jr.
Title: CFO

CANADA SUB:

BIONIK LABORATORIES INC.

By:	/s/ Rich Russo Jr.
Name: Rich Russo Jr.
Title: CFO

PURCHASER:

RGD INVESTISSEMENTS

By:	/s/ Remi Gaston-Dreyfus
Name: Remi Gaston-Dreyfus
Title: President

Address:

E-mail/Facsimile: